SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                  July 8, 1999
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                              IVC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                  0-23624                         22-1567481
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(Commission file number)                    (IRS employer identification number)

                 500 Halls Mill Road, Freehold, New Jersey 07728
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                    (Address of principal executive offices)

                  Registrant's telephone number: (732) 308-3000
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ITEM 5. OTHER EVENTS

      On July 8, 1999, shareholders of IVC Industries, Inc., at a special meeting of shareholders, approved an eight-for-one reverse split of the common stock of IVC Industries, Inc. The reverse split was effective July 8, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, IVC Industries, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IVC INDUSTRIES, INC.


                                        By: /s/ E. Joseph Edell
                                            ------------------------------------
                                            E. Joseph Edell
                                            Chairman of the Board and
                                            Chief Executive Officer

Date: July 14, 1999


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                                  EXHIBIT INDEX

Exhibit      Description                                                   Page
-------      -----------                                                   ----

99.1         IVC Industries, Inc. Press Release, dated July 8, 1999.       4

99.2         Certificate of Amendment of Certificate of Incorporation      6
             of IVC Industries, Inc., dated July 8, 1999.


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